The Clorox Company

Pro Forma Disclosure for 8-K

(millions)

The following unaudited pro forma condensed consolidated statements of earnings reflect adjustments to Clorox’s historical consolidated statement of earnings for the year-ended June 30, 2004 and the three month period ended September 30, 2004 to give effect to:

The exchange of a Clorox subsidiary for Henkel KGaA’s, a major shareholder, interest in Clorox common stock as if it had occurred on July 1, 2003.

The transitional services to be provided by Clorox to Henkel, including some interim production of insecticides and Soft Scrub.

The issuance of long-term debt to reduce outstanding commercial paper balances initially used to fund the exchange transaction.

The following unaudited pro forma condensed consolidated balance sheet reflects adjustments to Clorox’s historical consolidated balance sheet at September 30, 2004 to give effect of this exchange, as if it has occurred on September 30, 2004.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
The Clorox Company
Three-month period ended September 30, 2004	As Reported	Effect of Share Exchange		Other Pro Forma Adjustments		Pro Forma

In millions, except share and per-share amounts
Net sales	$1,090	$(42)		$-		$1,048
Cost of products sold	605	(14)		-		591

Gross profit	485	(28)		-		457
Selling and administrative expenses	132	(2)		-		130
Advertising costs	108	(3)		-		105
Research and development costs	21	-		-		21
Restructuring and asset impairment costs	30	-		-		30
Interest expense	8	-		20	(i)	28
Other (income) expense, net	(3)	3		-		-

Earnings from continuing operations before income taxes	189	(26)		(20)		143
Income taxes	66	(9)	(k)	(7)	(j)	50

Earnings from continuing operations	$123	$(17)		$(13)		$93

Earnings per common share
Basic
Continuing operations	0.58					0.62

Diluted
Continuing operations	0.57					0.61

Weighted average common shares outstanding (in thousands)
Basic	212,905					151,499
Diluted	215,117					153,712

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
The Clorox Company
Year ended June 30, 2004	As Reported	Effect of Share Exchange		Other Pro Forma Adjustments		Pro Forma

In millions, except share and per-share amounts
Net sales	$4,324	$(162)		$33	(l)	$4,195
Cost of products sold	2,387	(56)		29	(l)	2,360

Gross profit	1,937	(106)		4		1,835
Selling and administrative expenses	552	(9)		-		543
Advertising costs	429	(9)		-		420
Research and development costs	84	(1)		-		83
Interest expense	30	-		77	(m)	107
Miscellaneous, net	2	11		-		13

Earnings from continuing operations before income taxes	840	(98)		(73)		669
Income taxes	294	(32)	(o)	(27)	(n)	235

Earnings from continuing operations	$546	$(66)		$(46)		$434

Earnings per common share
Basic:
Continuing operations	2.58				2.90

Diluted
Continuing operations	2.55				2.85

Weighted average common shares outstanding (in thousands)
Basic	211,683				149,669
Diluted	214,371				152,358

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
The Clorox Company
As of September 30, 2004, In millions	As Reported	Pro Forma Adjustments		Offering Adjustments		Pro Forma

Assets

Current assets
Cash and cash equivalents .........................................................................................	$255	$(2,105)	(a, c)	$2,111	(c, g)	$261
Receivables, net ........................................................................................................	385	-		-		385
Inventories ...............................................................................................................	305	-		-		305
Other current assets..................................................................................................	53	-		-		53
Assets held for exchange..........................................................................................	132	(132)	(a)	-		-

Total current assets ....................................................................................................	1,130	(2,237)		2,111		1,004

Property, plant and equipment, net .............................................................................	995	-		-		995

Goodwill, net ...............................................................................................................	736	-		-		736

Trademarks and other intangible assets, net .................................................................	602	-		-		602

Other assets .................................................................................................................	309	-		-		309

Total assets .................................................................................................................	$ 3,772	$(2,237)		$2,111		$ 3,646

Liabilities and Stockholders’ Equity
Current liabilities
Notes and loans payable ...........................................................................................	$170	-		471	(g)	$641
Current maturities of long-term debt ........................................................................	3	-		-		3
Accounts payable .....................................................................................................	287	-		-		287
Accrued liabilities .....................................................................................................	617	6	(h)	-		623
Income taxes payable ...............................................................................................	18	-		-		18

Total current liabilities ..........................................................................................	1,095	6		471		1,572

Long-term debt ...........................................................................................................	474	-		1,640	(g)	2,114

Other liabilities ............................................................................................................	385	-		-		385

Deferred income taxes .................................................................................................	174	(8)	(b)	-		166

Stockholders’ equity
Common stock	250	-		-		250
Additional paid-in capital .........................................................................................	304	-		-		304
Retained earnings .....................................................................................................	2,906	582	(d)	-		3,488
Treasury shares, at cost	(1,552)	(2,843)	(e)	-		(4,395)
Accumulated other comprehensive net losses ...........................................................	(252)	26	(f)	-		(226)
Unearned compensation ...........................................................................................	(12)	-		-		(12)

Stockholders’ equity ....................................................................................................	1,644	(2,235)		-		(591)

Total liabilities and stockholders’ equity ......................................................................	$3,772	$(2,237)		$2,111		$3,646

Pro Forma Adjustments

Balance sheet adjustments:

Reflects the elimination of assets and liabilities being transferred to Henkel.

Reflects the income tax benefit from the release of deferred tax liabilities.

Reflects estimated transaction costs of $7.

Reflects the estimated gain on the transaction, including the release of deferred tax liabilities of $8 and estimated transaction costs of $7.

Reflects the treasury shares expected to be purchased by the Company in the agreed upon transaction with Henkel, including $4 of estimated share repurchase costs.

Reflects the estimated $26 translation impact of HIBSA, and other entities.

Reflects the expected issuance of commercial paper of $2,121, of which $1,650 will be refinanced shortly after with long-term debt. The long-term debt is net of estimated loan issuance costs of $10.

The share exchange agreement includes a purchase price adjustment based on the working capital balance at the date of the close. The entry reflects the estimated purchase price adjustment.

Statement of earnings adjustments for the three months ended September 30, 2004:

Reflects 3 months of interest expense and debt issuance amortization expense on $471 of commercial paper and $1,650 of long-term debt expected to be issued to fund this transaction. The weighted average interest rate on the commercial paper and long-term debt are estimated to be 1.5% and 4.1%, respectively.

Reflects the estimated incremental tax benefit for federal and state taxes from interest expense using a 37.4% effective tax rate.

Reflects the estimated blended domestic and international effective tax rates for the transferred business and HIBSA

Statement of earnings adjustments for the year ended June 30, 2004:

Reflects the estimated net sales and cost of products sold from the transitional services with Henkel.

Reflects 12 months of interest expense and debt issuance amortization expense on $471 of commercial paper and $1,650 of long-term debt expected to be issued to fund this transaction. The average weighted average interest rate on the commercial paper and long-term debt are 1.1% and 4.1%, respectively.

Reflects the estimated incremental tax benefit for federal and state taxes from interest expense using a 37.4% effective tax rate.

Reflects the estimated blended domestic and international effective tax rates for the transferred business and HIBSA.